                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08360
                                                     ---------
                             GUINNESS ATKINSON FUNDS
                             -----------------------
               (Exact name of registrant as specified in charter)

            21550 Oxnard Street, Suite 750, Woodland Hills, CA 91367
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             James J. Atkinson, Jr.
            21550 Oxnard Street, Suite 750, Woodland Hills, CA 91367
            --------------------------------------------------------
                     (Name and address of agent for service)

                                 (800) 915-6566
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31
                         -----------

Date of reporting period: JUNE 30, 2005
                          -------------

ITEM 1. REPORT TO STOCKHOLDERS.

[GRAPHIC]

[GUINNESS ATKINSON FUNDS LOGO]

SEMI-ANNUAL REPORT
JUNE 30, 2005

- ASIA FOCUS FUND
- CHINA & HONG KONG FUND
- GLOBAL INNOVATORS FUND
- GLOBAL ENERGY FUND

[GRAPHIC]

GUINNESS ATKINSON FUNDS
SEMI-ANNUAL REPORT

June 30, 2005

TABLE OF CONTENTS

     3   President's Letter to Shareholders
     7   Asia Focus Fund
    13   China & Hong Kong Fund
    19   Global Innovators Fund
    24   Global Energy Fund
    30   Statements of Assets and Liabilities
    31   Statements of Operations
    32   Statements of Changes in Net Assets
    34   Financial Highlights
    38   Notes to Financial Statements
    47   Guinness Atkinson Funds Information

                                                                 AUGUST 15, 2005

Dear Guinness Atkinson Funds Shareholders,

Welcome. We're pleased to provide you with this semi-annual report covering the six month period ending June 30, 2005. While a number of you reading this report have been investing in the Guinness Atkinson Funds for a number of years, we welcome the many shareholders that have joined us recently, in particular the shareholders that have invested in the Global Energy Fund in the last year. Whether you're a newer or more seasoned investor in the Guinness Atkinson Funds we look forward to continuing to serve you.

One year ago in this report we celebrated the 10th anniversary of the launch of the China & Hong Kong Fund. We proudly pointed out that the China & Hong Kong Fund had become a leader in its category over its 10 year life. Now, one year later, we're celebrating the one year anniversary of the launch of the Global Energy Fund. We cannot help but notice that the Global Energy Fund has finished its first year as the leader in its category. For the one year period ending June 30, 2005, the Global Energy Fund finished number one among 115 Natural Resource funds based on total return tracked by Morningstar. We're the first to admit that one year is a rather brief period of time, and that past performance is not indicative of future results. It is nice to know, though, that over its brief life it has been the top performer in its category.

Returns for each of the four Guinness Atkinson Funds are listed in the table below. These figures represent average annualized returns for the periods ending June 30, 2005, with the exception of the one year returns for each of the Funds and the "From Inception" return for the Global Energy Fund, which are actual returns.

FUND (INCEPTION DATE)                           1-YEAR    3-YEAR    5-YEAR   10-YEAR    FROM INCEPTION
------------------------------------------------------------------------------------------------------
Asia Focus (April 29, 1996)                      27.18%    18.82%     7.60%                       -.94%
China & Hong Kong (June 30, 1994)                22.31%    19.36%     4.21%     7.23%             6.59%
Global Energy Fund (June 30, 2004)               60.40%       --        --        --             60.40%
Global Innovators Fund (December 15, 1998)        5.64%    10.73%   -10.83%       --              1.92%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

THE ASIA FOCUS AND THE CHINA & HONG KONG FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 90 DAYS. THE GLOBAL ENERGY AND GLOBAL INNOVATORS FUNDS IMPOSE A 1% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS.

GLOBAL ENERGY FUND

Our decision to launch the Global Energy Fund last year was predicated on our long-term view that the price of oil and other forms of energy were likely to increase. Our view was based on the recognition that the global demand for energy was set to increase dramatically over the long term and that the ability to produce energy was likely to be subject to constraint. We did not anticipate that the demand growth and capacity constraints would begin to converge within the first year of the Fund's life. Despite the excitement - and with the explicit recognition that day-to-day supply and demand can move quickly in both directions - we still regard the Global Energy Fund as a long-term opportunity. Growth from the developed world, particularly the U.S., coupled with growing demand from rapidly developing China (not to mention India), will continue to put pressure on demand and with OPEC (Organization of the Petroleum Exporting Countries) and most oil producing nations at or near production capacity it is not difficult to forecast higher oil prices.

Later in this report, Tim Guinness provides an analysis of the Global Energy Fund including his views on the market and provides some details regarding his investment strategy.

GLOBAL INNOVATORS FUND

The Global Innovators Fund, which can be associated with the phrase New Economy, has continued to stay true to its roots, investing in companies that exhibit innovation, globalism, the intelligent use of technology and other New Economy attributes. We continue to believe that the economy in the 21st century is markedly different from the manufacturing economy of the 20th century. This New Economy is both more difficult because of its sheer speed and competitiveness while simultaneously offering unprecedented profit opportunity to those that "get it," to use a cliche circa 1999. Tim Guinness provides a review and an analysis of the Fund in his report adjacent to the financial results for the Global Innovators Fund.

CHINA & HONG KONG FUND

We've been saying the same thing about China for over a decade now, namely that the world's largest country is transitioning from an agrarian economy to a first class economic superpower. When we made that point 11 years ago it was met with a fair amount of skepticism. Today the questions about China assume that it will be an economic superpower. The questions raised today relate to China's impact on the global environment or China's demand for global resources. While these are important questions, even we are surprised at how what was once viewed skeptically - China's potential ascension to economic superpower status - is now largely assumed. In reality the truth about China is, as always, more nuanced. China still has some difficult economic (and political) issues to sort out and the transition still has many years to run. We are, however, as committed to our belief as ever. We strongly believe that the opportunity presented by China's transition is unprecedented. Never before has the world's largest country moved so rapidly up the economic ladder, nor has an economic expansion meant so much for so many. China's rising economy has literally moved hundreds of millions from a subsistence level to what can only be described as middle class levels or higher. As fund managers we tend to focus on economic statistics, but the human story that accompanies the economic success is very real.

Edmund Harriss, who has guided this Fund as lead manager since 1998, continues to demonstrate his skill in the management of this Fund. His comments on China and the portfolio are included in his letter accompanying the financial results for the Fund later in this report.

ASIA FOCUS FUND

Like our other Funds, the Asia Focus Fund seeks to capitalize on an area of dramatic change. With one-third of the world's population, the Asia story is very much like China's: a vast and varied region undergoing a dynamic economic transition. And like the transition underway in China, the economic growth in Asia is lifting the standard of living for hundreds of millions.

Edmund Harriss offers his comments and outlook on the Asia Focus Fund beginning on page 7.

We recognize that by investing in the Guinness Atkinson Funds you are explicitly demonstrating your faith in our ability as managers and in our firm - indeed in us as individuals. We appreciate the confidence you have demonstrated in us and confirm for you that we take that responsibility seriously on a daily basis. As always, we appreciate the opportunity to serve you.

Sincerely,


/s/ Timothy Guinness                              /s/ James Atkinson
Timothy Guinness                                  James Atkinson

MORNINGSTAR RATINGS

Below is a table listing the Morningstar star ratings for the three Guinness Atkinson Funds that have at least a three year history. We have seen steady improvement in these star ratings over the last two years. The Asia Focus Fund and the China & Hong Kong Fund both have a four star rating overall which were derived from a weighted average of the Funds' three, five and ten-year risk adjusted return measures.

FUND                                     OVERALL          3-YEAR         5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------
Asia Focus Fund                           4****           4****          4****
                                        (70 funds)      (70 funds)     (63 funds)
China & Hong Kong Fund                    4****           4****           3***         4****
                                        (70 funds)      (70 funds)     (63 funds)   (28 funds)
Global Innovators Fund                     3***           4****           2**
                                      (1,074 funds)   (1,074 funds)   (817 funds)

(C)2005 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

Morningstar Rankings represent a fund's total return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is one (1) and the lowest is one hundred (100). Morningstar Rankings are based on Morningstar total returns, which includes both income and capital gains or losses, and are not adjusted for sales charges or redemption fees.

THE FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

GUINNESS ATKINSON FUNDS

EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

PLEASE NOTE THAT THE EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS ONLY AND DO NOT REFLECT ANY REDEMPTION FEES. THEREFORE, THE SECOND LINE FOR EACH FUND OF THE TABLE IS USEFUL IN COMPARING ONGOING COSTS ONLY, AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING DIFFERENT FUNDS. IN ADDITION, IF THESE REDEMPTION FEES WERE INCLUDED, YOUR COSTS WOULD HAVE BEEN HIGHER.

                                                        BEGINNING      ENDING     EXPENSES PAID    EXPENSE RATIO
                                                         ACCOUNT      ACCOUNT     DURING PERIOD*   DURING PERIOD*
                                                          VALUE         VALUE      (01/01/05 TO     (01/01/05 TO
                                                        (01/01/05)   (06/30/05)      06/30/05)        06/30/05)
-----------------------------------------------------------------------------------------------------------------
Guinness Atkinson Asia Focus Fund Actual                $ 1,000.00   $ 1,080.80   $        10.22             1.98%

Guinness Atkinson Asia Focus Fund Hypothetical
 (5% return before expenses)                            $ 1,000.00   $ 1,014.98   $         9.89             1.98%

Guinness Atkinson China & Hong Kong Fund Actual         $ 1,000.00   $ 1,046.30   $         8.42             1.66%

Guinness Atkinson China & Hong Kong Fund Hypothetical
 (5% return before expenses)                            $ 1,000.00   $ 1,016.56   $         8.30             1.66%

Guinness Atkinson Global Innovators Fund Actual         $ 1,000.00   $   981.50   $         8.20             1.67%

Guinness Atkinson Global Innovators Fund Hypothetical
 (5% return before expenses)                            $ 1,000.00   $ 1,016.51   $         8.35             1.67%

Guinness Atkinson Global Energy Fund Actual             $ 1,000.00   $ 1,314.80   $         8.32             1.45%+

Guinness Atkinson Global Energy Fund Hypothetical
 (5% return before expenses)                            $ 1,000.00   $ 1,017.60   $         7.25             1.45%+

* EXPENSES ARE EQUAL TO THE FUNDS' ANNUALIZED EXPENSE RATIO AS INDICATED, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN MOST RECENT FISCAL HALF-YEAR PERIOD (181), THEN DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (365) (TO REFLECT THE ONE-HALF YEAR PERIOD).

+ NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE FUND'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

ASIA FOCUS FUND FOR THE PERIOD ENDED JUNE 30, 2005

1. PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS

                                                                                        SINCE
                                      6 MONTHS     1 YEAR                             INCEPTION
                                      (ACTUAL)    (ACTUAL)    3 YEARS    5 YEARS    29 APRIL 1996
-------------------------------------------------------------------------------------------------
Fund                                      8.08%      27.18%     18.82%      7.60%          -0.94%

BENCHMARK INDEX:
MSCI AC Far East Free Ex Japan            5.65%      25.56%     15.69%      3.33%          -1.37%
S&P 500                                  -0.81%       6.31%      8.25%     -2.37%           8.47%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

THE FUND IMPOSES A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 90 DAYS. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

Asian markets have had a good first half in 2005. High oil prices, slower investment in China and uncertain demand in key export markets have all been evident and yet by the end of the period markets had begun to pick up. We are pleased to report that the Fund rose 8.08% compared to the benchmark return of 5.65% and that the Fund remains ahead of its benchmark over one, three and five years.

The slowdown in Chinese investment growth was, as we expected, confined to specific sectors such as construction and industrial materials such as steel cement and aluminium. Aggregate Chinese economic growth has remained above 9% and exports have continued to defy expectations and have grown over 30%. There has also been a recovery in the new orders component of the Institute of Supply Managers (ISM) survey which is a leading indicator for Asian exports. Since then we have seen technology stocks stage a recovery albeit a more moderate one than in previous cycles.

Korea and Thailand were the best performing markets in the first quarter of 2005. In Korea, exports grew much faster than the market has been expecting and most recent indications are that the domestic economy is finally turning onto a mild recovery path. Thailand was similarly boosted by expectations of government spending and a resumption of the privatization program following a landslide election win in February. However, Thai stock market performance has faded as the economy has been weighed down by high oil prices necessitating the removal of diesel fuel subsidies. This has hurt the small business sector and caused consumer spending to weaken.

In the second quarter Taiwan and Hong Kong were the leading performers. In Taiwan the technology sector has staged a rally in anticipation of a turn in the technology cycle. Foundries' capacity utilization has increased, the Dataram Corp. (DRAM) spot price has stabilised and there has also been a pick up in demand on the consumer electronics side which has boosted manufacturers of Thin Film Transistor Liquid Crystal Displays (which gives the best resolution of the flat screen technologies), and of Integrated Circuit drivers. In Hong Kong there has been a rotation into large cap stocks both in the Commercial & Industrial sector and the Property sector. This is partly a function of moderating expectations for further interest rate increases, a desire to increase Chinese exposure and also of an improving domestic economy in Hong Kong where the office market is showing an improvement with low new supply and positive rent reversions.

2. PORTFOLIO POSITION

The portfolio remains positioned similarly to how it was at the year end. The Fund has the bulk of its investments in China, Hong Kong, Korea, Singapore and Taiwan. The Fund has increased exposure to Singapore and reduced somewhat exposure to Thailand. The fund is well-diversified across a dozen sectors with the bulk of assets in the consumer, energy, industrial, materials and technology sectors. We remain focused on Asia's growth story which is presently being driven by exports but will increasingly become a consumer story. We are concentrating on those stocks that have generated improving returns on investment, are growing their earnings and offer value.

3. OUTLOOK & STRATEGY

We are still waiting for the peak in US interest rates and we expect this to occur in August/September. The greatest risk to Asian growth is continued high oil prices. We have already seen Thailand and Indonesia forced to roll back diesel fuel subsidies. The China Daily is also forecasting a drop in oil demand from China as a result of higher prices.

We still see Asian economic growth of 5% in 2005, which although is 1% less than last year, is significantly above that of developed markets. China is still going to exert an enormous influence in the region providing one of the main markets for Asian exports (mostly for onward processing). Investment growth has slowed from peak levels but is still strong; so while demand for lower end steel has fallen as construction has slowed, demand for higher end products and capital goods has remained firm.

Our expectations for the rest of the year are that China's growth will remain stronger for longer. Slower growth toward the 8% level is not necessarily a bad thing if profit margins improve at the same time. We expect regional exports to show steady growth of around 15% but we do not expect to see a return to the 25-30% rates seen in 2003. (An exception to this is China which continues to confound expectations with 30%+ growth). However, Asian domestic consumption is still weak. Therefore, we expect that Asian currency policies, while allowing for some appreciation, will still be managed with a view to maintaining export growth.

Asian currencies appreciated significantly against the US Dollar in 2004 lead by the Korean Won and the Taiwanese Dollar. Since the end of June we have also seen the Chinese Yuan revalue and Malaysia end its pegged currency regime. However, we do not expect this to herald a significant change in Asian currency policy. The reason is the weakness in Asian domestic demand. As long as this persists policy will be geared toward maintaining a favourable environment for export growth which, it is hoped, will feed through to higher incomes and ultimately higher domestic spending. Indeed this is what is happening in China. Consequently, we expect Asian central banks to continue to intervene and therefore we don't see any imminent removal of support for US Treasuries.

/s/ Edmund Harriss

Edmund Harriss
Portfolio Manager                                                 08 AUGUST 2005

The MSCI AC Far East Free Ex Japan Index is a market-capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard & Poor's 500 Index is a market- capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

THE FUND INVESTS IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT JUNE 30, 2005 (UNAUDITED)
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:                                         46
Portfolio Turnover:                                                5.0%
% of Stocks in Top 10:                                            44.7%

FUND MANAGERS:

Edmund Harriss;
Timothy W.N. Guinness

TOP 10 HOLDINGS (% OF NET ASSETS)

Samsung Electronics                                                8.5%
Esprit Holdings Ltd                                                5.8%
Techtronic Industries Co                                           5.6%
Posco                                                              4.3%
Taiwan Semiconductor
  Manufacturing Co Ltd                                             4.2%
Yanzhou Coal Mining Co. Ltd                                        3.6%
Neptune Orient Lines Ltd.                                          3.3%
China Steel Corp                                                   3.3%
Hyundai Mobis                                                      3.2%
Petrochina Co. Ltd                                                 3.0%

COUNTRY ALLOCATION (% OF NET ASSETS)

China                                                             12.6%
Hong Kong                                                         25.3%
Indonesia                                                          1.1%
Korea                                                             24.6%
Malaysia                                                           2.4%
Singapore                                                         11.7%
Taiwan                                                            14.8%
Thailand                                                           6.0%

SECTOR BREAKDOWN (% OF INVESTMENTS)

Semiconductors                                                    16.4%
Oil&Gas                                                            9.9%
Iron/Steel                                                         9.3%
Distribution/Wholesale                                             7.8%
Hand/Machine Tools                                                 5.6%
Agriculture                                                        5.4%
Telecommunications                                                 5.3%
Chemicals                                                          4.5%
Electronics                                                        4.2%
Transportation                                                     4.2%
Banks                                                              4.1%
Coal                                                               3.6%
Auto Parts&Equipment                                               3.3%
Computers                                                          2.4%
Engineering&Construction                                           2.0%
Miscellaneous Manufactur                                           1.9%
Building Materials                                                 1.8%
Textiles                                                           1.6%
Electric                                                           1.5%
Biotechnology                                                      1.4%
Electrical Compo&Equip                                             1.1%
Real Estate                                                        1.0%
Home Furnishings                                                   0.9%
Machinery-Diversified                                              0.8%

SCHEDULE OF INVESTMENTS IN SECURITIES
AT JUNE 30, 2005 (UNAUDITED)

GUINNESS ATKINSON ASIA FOCUS FUND

SHARES       COMMON STOCKS: 98.6%                                                                 VALUE
CHINA: 12.6%

   342,000   China Shipping Development Co., Ltd.                                             $     255,227
 2,076,000   China Telecom                                                                          747,925
 1,288,000   PetroChina Co., Ltd.                                                                   969,493
 1,420,000   Sinopec Shanghai Petrochemical                                                         479,612
   460,000   Sinopec Zhenhai Refining & Chemical Company Ltd.                                       432,069
 1,468,800   Yanzhou Coal Mining Co., Ltd.                                                        1,152,830
                                                                                              -------------
                                                                                                  4,037,156
                                                                                              -------------

HONG KONG: 26.2%

   470,000   Chen Hsong Holdings, Ltd.                                                              269,111
 1,411,000   CNOOC, Ltd.                                                                            853,292
   666,000   EganaGoldpfeil Holdings Ltd.                                                           151,677
   257,840   Esprit Holdings, Ltd.                                                                1,866,146
   766,700   Giant Wireless Technology                                                              230,015
   694,000   Global Bio-Chem Technology Group Co., Ltd.                                             428,621
   114,250   Global Bio-Chem Technology Group Co., Ltd., warrants, Exp 5/31/07*                       1,882
    27,863   HSBC Holdings Plc                                                                      451,722
   158,000   Kingboard Chemicals Holdings Ltd.                                                      519,423
   540,000   Midland Holdings, Ltd.                                                                 302,243
 1,838,837   Skyworth Digital Holdings, Ltd+^                                                       269,725
 2,030,000   Solomon Systech International Ltd.                                                     718,293
   195,000   Surface Mount Technology Holdings, Ltd.                                                 81,670
   713,000   Techtronic Industries Co.                                                            1,788,945
 1,531,811   Victory City International Holdings, Ltd                                               502,595
                                                                                              -------------
                                                                                                  8,435,360
                                                                                              -------------

INDONESIA: 1.1%

   676,000   Bank Danamon Indonesia Tbk PT                                                          354,710
                                                                                              -------------

MALAYSIA: 2.4%

   280,000   IOI Corp. Berhad                                                                       773,684
                                                                                              -------------

SINGAPORE: 10.7%

   630,000   First Engineering, Ltd.                                                                454,732
    76,669   Jardine Cycle & Carriage, Ltd.                                                         601,218
   566,000   Jurong Technologies Industrial                                                         591,790
   478,000   Neptune Orient Lines, Ltd.                                                           1,062,033
   440,000   Singapore Telecommunications                                                           718,826
    48,300   Surface Mount Technology, warrants, Exp 8/29/09*                                         3,587
                                                                                              -------------
                                                                                                  3,432,186
                                                                                              -------------

SOUTH KOREA: 24.8%

    11,500   Daelim Industrial Co.                                                                  624,131
    10,000   Honam Petrochemical Corp.                                                              421,631
    15,250   Hyundai Mobis                                                                        1,036,789
    38,000   INI Steel Co.                                                                          526,674
    23,420   Korea Tobacco & Ginseng Corp.                                                          927,096
     5,500   LG Electronics, Inc.                                                                   352,526
     7,700   POSCO                                                                                1,370,520

                 See accompanying Notes to Financial Statements.

SHARES       COMMON STOCKS: 98.6% CONTINUED                                                       VALUE
SOUTH KOREA: 24.8% CONTINUED

     5,660   Samsung Electronics Co. Ltd.                                                     $   2,719,486
                                                                                              -------------
                                                                                                  7,978,853
                                                                                              -------------

TAIWAN: 14.8%

 1,043,616   China Steel Corp.                                                                    1,061,136
    91,000   High Tech Computer Corp.                                                               775,388
   126,499   HON HAI Precision Industry                                                             663,148
   100,960   Novatek Microelectronics Corp. Ltd.                                                    431,726
   591,844   Taishin Financial Holdings Co. Ltd.                                                    497,734
   764,745   Taiwan Semiconductor Manufacturing Co. Ltd.                                          1,341,999
                                                                                              -------------
                                                                                                  4,771,131
                                                                                              -------------

THAILAND: 6.0%

   247,500   Electricity Generating Public Co., Ltd.                                                479,709
    94,000   PTT Exploration & Production Public Co. Ltd.                                           874,525
    99,000   Siam Cement Co., Ltd.                                                                  580,448
                                                                                              -------------
                                                                                                  1,934,682
                                                                                              -------------
             TOTAL COMMON STOCKS
              (cost $20,789,160)                                                                 31,717,762
                                                                                              -------------
             TOTAL INVESTMENTS IN SECURITIES
             (cost $20,789,160+): 98.6%                                                          31,717,762
             Other Assets less Liabilities: 1.4%                                                    437,024
                                                                                              -------------
             NET ASSETS: 100.0%                                                               $  32,154,786
                                                                                              =============

* NON-INCOME PRODUCING SECURITY.
+ FAIR VALUED UNDER PROCEDURES ESTABLISHED BY BOARD OF TRUSTEES.
^ ILLIQUID SECURITY.

                 See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
AT JUNE 30, 2005 (UNAUDITED)
ASIA FOCUS FUND

INDUSTRY                                                      % OF NET ASSETS
Agricultural Biotech                                                      1.4%
Agricultural Operations                                                   2.4
Audio/Video Products                                                      0.8
Auto/Trk Prts&Equip-Orig                                                  3.2
Bldg Prod-Cement/Aggreg                                                   1.8
Building-Heavy Construct                                                  1.9
Chemicals-Other                                                           1.6
Coal                                                                      3.6
Commer Banks Non-US                                                       4.1
Computers                                                                 2.4
Distribution/Wholesale                                                    7.7
Electric Products-Misc                                                    9.5
Electric-Generation                                                       1.5
Electronic Compo-Misc                                                     4.1
Mach Tools&Rel Products                                                   5.6
Machinery-General Indust                                                  0.8
Misc Manufacturer                                                         0.5
Oil Comp-Explor&Prodtn                                                    5.4
Oil Comp-Integrated                                                       4.0
Oil Refining&Marketing                                                    1.3
Petrochemicals                                                            2.8
Rubber/Plastic Products                                                   1.4
Semicon Compo-Intg Circu                                                  7.7
Steel-Producers                                                           9.2
Telecom Services                                                          4.6
Textile-Products                                                          1.6
Tobacco                                                                   2.9
Transport-Marine                                                          4.1
Wireless Equipment                                                        0.7
                                                              ---------------
TOTAL INVESTMENTS IN SECURITIES                                          98.6
Other Assets less Liabilities                                             1.4
                                                              ---------------
Net Assets                                                             100.00%
                                                              ===============

                 See accompanying Notes to Financial Statements.

CHINA & HONG KONG FUND FOR THE PERIOD ENDED JUNE 30, 2005

1. PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS

                                 6 MONTHS     1 YEAR
                                 (ACTUAL)    (ACTUAL)    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------
Fund                                 4.63%      22.31%     19.36%      4.21%       7.23%

BENCHMARK INDEX:
Hang Seng Composite                  2.27%      21.40%     16.72%       N/A         N/A
Hang Seng                            2.00%      20.21%     14.66%      0.85%       7.84%
S&P 500                             -0.81%       6.31%      8.25%     -2.37%       9.93%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

THE FUND IMPOSES A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 90 DAYS. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower

The past year has been momentous for China and for investors in China. The performance of China's economy through 2004 and 2005 shows just how far China has come on the road towards the creation of a market economy. For the first time ever China's economy has been through a boom followed by a period of administered restraint without the economy going bust. Growth has remained above 9%; inflation did rise 5.3%; non-performing loans did not skyrocket at the banks; businesses were able to gain access to credit and inventories did not build up; incomes and wages rose, profits rose and exports kept on growing at more than 30%. During this period China continued to recapitalize its banking sector and began the privatization process by listing the Bank of Communications. Three weeks after the period under review China revalued its currency and moved towards the creation of a flexible currency regime. We now have proof, if proof were needed, that China's economy has critical mass, depth and momentum.

The Fund's performance over the first six months of 2005 has been satisfactory and we are pleased to able to report that the Fund is ahead of its benchmark over all periods. The modesty of the appreciation however, reflects a broadly cautious view toward China's immediate prospects that, as outlined above, we believe is not warranted. Already we have seen a number of the most vociferous market analysts who were warning of ever more aggressive tightening and sharp rises in interest rates in 2004 being forced to reverse their positions as it becomes clear that the original measures have worked. Analysts have become more bullish.

In fact the authorities have already eased and we have seen a recovery in both credit growth and money supply. However, there is still official caution towards the real estate markets specifically in Beijing and Shanghai. Company performance over the period has been good with overall industrial profit growth hitting a low of 17% in the first quarter before picking up to 19% in the second quarter. The investment boom has left an overhang of excess capacity in the worst affected sectors especially in steel, cement and aluminium. This excess capacity combined with a significant drop in new construction growth has meant falling margins. It has also, temporarily, turned China into a net exporter of steel.

The export manufacturing sector has continued to perform well particularly amongst the higher-end electronics manufacturers. The textile sector is having a much harder time suffering from low margins, intense competition and quota restrictions. However, it is notable that China's drive to move into more value-added production has made electronics rather than textiles China's largest exports.

2. PORTFOLIO POSITION

The portfolio remains heavily skewed toward China with a mix of H shares, red chips and China plays. We prefer to invest in companies traded on the Hong Kong Stock Exchange because of the broad range of choice. Hong Kong-listed stocks also trade more cheaply than those listed in Shanghai and Shenzhen as well as offering greater liquidity and transparency of information. Across sectors the portfolio is heavily exposed to industrial and consumer stocks as well as services, which includes both transportation and telecom. In keeping with our positive view on energy prices, the Fund also has positions in oil, refining and coal companies.

3. OUTLOOK & STRATEGY

Policy has now moved from a tightening bias to a neutral position. Nevertheless, the authorities remain cautious on certain sectors, especially property. Beijing and Shanghai are two areas where property prices and property speculation are judged to have been excessive. However, this is not true across the whole of China and policies reflect that. We would also expect to see controls on investment in previously overheated sectors to remain in place. There is a positive effort to steer new investment toward power and transport, for example, and away from steel, cement and construction.

We do expect to see slower aggregate economic growth from over 9% to around 8% in coming years. This is not a bad thing and we would hope that the focus will shift away from growth to profitability. The privatization of the banking sector with its focus on restructuring, recapitalization and reduction of non-performing loans will contribute to that shift.

The recent move in the Renminbi exchange rate is significant because it marks an official change of thinking. Clearly, the timing of the move was the result of the pressures building in the US Congress and also because of the imminent visit of President Hu Jintao to the United States. However, China is moving toward the creation of a flexible currency. We have begun with a small administrative revaluation that makes little difference to any economic variable and the creation of a framework that allows a fluctuation of +/- 0.3% against a basket of currencies, the constituents and weights of which are undisclosed. At the moment the currency is being managed within very tight bands but in time we expect these to widen.

For the rest of this year we expect to see continuing strong export growth but muted import growth as a result of the excess capacity created by the investment boom in 2002-3. We also expect to see falling margins and product prices in those sectors. The consumer sector is holding up well and we expect this to continue. Headline inflation in China is expected to be modest but we do expect to see rising labour costs begin to feed through. Basic manufacturing wages are increasing 8-10% a year with wages for skilled workers rising faster.

Chinese stocks have been subdued while uncertainties have persisted about the likely impact of China's efforts to slow the economy. Earnings have continued to grow throughout the 2004-5 period and valuations do not fully reflect that. More importantly, they also reflect a volatility that is showing every sign of moderating.

/s/ Edmund Harriss

Edmund Harriss
Portfolio Manager                                                 08 AUGUST 2005

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelve months. The Hang Seng Composite Index commenced on January 3, 2000 and therefore does not have five-year returns or returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market which comprises 33 constituent stocks, whose aggregate market-capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

THE FUND INVESTS IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security

FUND HIGHLIGHTS AT JUNE 30, 2005 (UNAUDITED)
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:                                         45
Portfolio Turnover:                                                3.9%
% of Stocks in Top 10:                                            54.3%

FUND MANAGERS:

Edmund Harriss;
Timothy W.N. Guinness

TOP 10 HOLDINGS (% OF NET ASSETS)

Esprit Holdings Ltd                                                8.5%
Techtronic Industries Co                                           8.0%
HSBC Holdings Plc                                                  6.9%
CNOOC Ltd                                                          5.8%
PetroChina Co. Ltd                                                 5.5%
CLP Holdings Ltd                                                   4.5%
China Mobile (Hong Kong) Ltd                                       4.4%
Swire Pacific Ltd                                                  4.2%
Yanzhou Coal Mining Co. Ltd                                        3.6%
Denway Motors Ltd                                                  2.9%

ASSET ALLOCATION (% OF NET ASSETS)

China Plays                                                       19.6%
H Shares                                                          23.0%
Red Chips                                                         18.5%
Hong Kong                                                         38.3%

SECTOR BREAKDOWN (% OF INVESTMENTS)

Oil&Gas                                                           15.4%
Banks                                                             10.7%
Holding Companies-Divers                                          10.5%
Telecommunications                                                 8.6%
Distribution/Wholesale                                             8.6%
Hand/Machine Tools                                                 8.1%
Electric                                                           7.0%
Chemicals                                                          4.0%
Real Estate                                                        3.8%
Coal                                                               3.6%
Auto Manufacturers                                                 2.9%
Commercial Services                                                2.6%
Transportation                                                     2.5%
Semiconductors                                                     2.2%
Machinery-Diversified                                              1.8%
Textiles                                                           1.5%
Biotechnology                                                      1.5%
Iron/Steel                                                         1.4%
Home Furnishings                                                   1.1%
Airlines                                                           0.6%
Miscellaneous Manufactur                                           0.5%
Electronics                                                        0.4%
Computers                                                          0.3%
Retail                                                             0.3%
Pharmaceuticals                                                    0.0%

SCHEDULE OF INVESTMENTS IN SECURITIES
AT JUNE 30, 2005 (UNAUDITED)

GUINNESS ATKINSON CHINA & HONG KONG FUND

SHARES       COMMON STOCKS: 99.6%                                                                 VALUE
AGRICULTURAL BIOTECHNOLOGY: 1.5%

 2,700,000   Global Bio-Chem Technology Group Co., Ltd.                                       $   1,667,546
   337,500   Global Bio-Chem Technology Group Co., Ltd., warrant, Exp 5/31/07*                        5,558
                                                                                              -------------
                                                                                                  1,673,104
                                                                                              -------------

AIRLINES: 0.6%

 2,140,000   China Southern Airlines Co., Ltd.                                                      702,145
                                                                                              -------------

AUDIO/VIDEO PRODUCTS: 1.1%

 8,619,550   Skyworth Digital Holdings, Ltd + ^                                                   1,264,335
                                                                                              -------------

AUTO - CARS/LIGHT TRUCKS: 2.9%

 9,314,000   Denway MotorsLtd.                                                                    3,325,615
                                                                                              -------------

BUILDING - HEAVY CONSTRUCTION: 2.3%

   270,000   Cheung Kong                                                                          2,631,596
                                                                                              -------------

COAL: 3.6%

 5,155,200   Yanzhou Coal Mining Co., Ltd.                                                        4,046,207
                                                                                              -------------

COMMERCIAL BANKS: 10.6%

   253,850   Dah Sing Financial Holdings                                                          1,698,452
   485,477   HSBC Holdings Plc                                                                    7,870,675
   379,400   Wing Hang Bank, Ltd.                                                                 2,501,866
                                                                                              -------------
                                                                                                 12,070,993
                                                                                              -------------

COMPUTERS: 0.3%

 5,388,000   Group Sense International, Ltd.                                                        388,229
                                                                                              -------------

DISTRIBUTION/WHOLESALE: 8.6%

 1,342,071   Esprit Holdings, Ltd.                                                                9,713,390
                                                                                              -------------

DIVERSIFIED OPERATIONS: 10.3%

 1,314,983   China Merchants Holdings International Co., Ltd.                                     2,597,176
   252,000   Hutchison Whampoa                                                                    2,294,034
   536,500   Swire Pacific, Ltd.-Class A                                                          4,728,606
   579,000   Wharf Holdings, Ltd.                                                                 2,030,102
                                                                                              -------------
                                                                                                 11,649,918
                                                                                              -------------

ELECTRIC - GENERATION: 1.3%

 2,000,000   Datang International Power Gen. Co., Ltd.                                            1,505,423
                                                                                              -------------

ELECTRIC - INTEGRATED: 5.7%

   886,000   CLP Holdings, Ltd.                                                                   5,084,420
   299,000   Hong Kong Electric Holdings                                                          1,365,754
                                                                                              -------------
                                                                                                  6,450,174
                                                                                              -------------

ELECTRIC PRODUCTS: 0.2%

   300,000   Gome Electric Appliances Holdings, Ltd.                                                250,904
                                                                                              -------------

                 See accompanying Notes to Financial Statements.

SHARES       COMMON STOCKS: 99.6% CONTINUED                                                       VALUE
ELECTRONIC COMPONENTS - MISCELLANEOUS: 0.4%

 1,052,000   Suface Mount Technology Holdings, Ltd.                                           $     440,599
   352,800   Suface Mount Technology Holdings, Ltd., warrants, Exp 8/29/09*                          26,199
                                                                                              -------------
                                                                                                    466,798
                                                                                              -------------

ELECTRONICS: 2.8%

   950,000   Kingboard Chemicals Holdings Ltd.                                                    3,123,110
                                                                                              -------------

MACHINERY - DIVERSIFIED: 1.8%

 3,510,000   Chen Hsong Holdings, Ltd.                                                            2,009,740
                                                                                              -------------

MACHINERY TOOLS & RELATED PRODUCTS: 8.0%

 3,636,000   Techtronic Industries Co.                                                            9,122,866
                                                                                              -------------

MEDICAL - DRUGS: 0.0%

 1,240,000   Far East Pharmaceutical Technology*                                                     10,849
                                                                                              -------------

MISCELLANEOUS MANUFACTURER: 0.5%

 2,322,000   EganaGoldpfeil (Holdings) Ltd.                                                         528,820
                                                                                              -------------

OIL & GAS: 11.3%

10,957,000   CNOOC, Ltd.                                                                          6,626,166
 8,256,000   PetroChina Co., Ltd.                                                                 6,214,388
                                                                                              -------------
                                                                                                 12,840,554
                                                                                              -------------

OIL REFINING: 2.8%

 3,326,000   Sinopec Zhenhai Refining & Chemical Company Ltd.                                     3,124,049
                                                                                              -------------

PETROCHEMICALS: 2.5%

 3,570,000   China Petroleum & Chemical Corp.                                                     1,401,009
 4,204,000   Sinopec Shanghai Petrochemical                                                       1,419,923
                                                                                              -------------
                                                                                                  2,820,932
                                                                                              -------------

REAL ESTATE: 1.4%

   200,000   Hopewell Holdings                                                                      506,955
    20,000   Hopewell Holdings, warrants, Exp 8/5/06*                                                 3,706
 2,000,000   Midland Holdings, Ltd.                                                               1,119,417
                                                                                              -------------
                                                                                                  1,630,078
                                                                                              -------------

RENTAL AUTO/EQUIPMENT: 2.6%

 1,531,000   Cosco Pacific, Ltd.                                                                  2,994,274
                                                                                              -------------

RETAIL: 0.3%

   820,000   Glorious Sun Enterprises, Ltd.                                                         374,554
                                                                                              -------------

SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS: 2.2%

 7,000,000   Solomon Systech International Ltd.                                                   2,476,872
                                                                                              -------------

STEEL PRODUCERS: 1.4%

 4,880,000   Maanshan Iron & Steel                                                                1,569,758
                                                                                              -------------

TELECOMMUNICATIONS: 8.6%

 1,335,000   China Mobile (Hong Kong), Ltd.                                                       5,032,939
 9,200,000   China Telecom Corp. Ltd.                                                             3,314,505
 4,628,200   Giant Wireless Technology                                                            1,388,487
                                                                                              -------------
                                                                                                  9,735,931
                                                                                              -------------

TEXTILES: 1.5%

 5,205,931   Victory City International Holdings, Ltd                                             1,708,093
                                                                                              -------------

                 See accompanying Notes to Financial Statements.

CHINA & HONG KONG FUND

SHARES       COMMON STOCKS: 99.6% CONTINUED                                                       VALUE
TRANSPORTATION: 2.5%

 2,621,000   China Shipping Container Lines Co., Ltd.                                         $   1,121,325
 2,276,000   China Shipping Development Co., Ltd.                                                 1,698,529
                                                                                              -------------
                                                                                                  2,819,854
                                                                                              -------------

             TOTAL COMMON STOCKS
              (cost $66,512,128)                                                                113,029,165
                                                                                              -------------
             TOTAL INVESTMENTS IN SECURITIES
              (cost $66,512,128+): 99.6%                                                        113,029,165
             Other Assets less Liabilities: 0.4%                                                    432,585
                                                                                              -------------
             NET ASSETS: 100.0%                                                               $ 113,461,750
                                                                                              =============

* NON-INCOME PRODUCING SECURITY.
+ FAIR VALUED UNDER PROCEDURES ESTABLISHED BY BOARD OF TRUSTEES.
^ ILLIQUID SECURITY.

                 See accompanying Notes to Financial Statements.

GLOBAL INNOVATORS FUND FOR THE PERIOD ENDED JUNE 30, 2005

1. PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS

                                                                                     SINCE
                                 6 MONTHS     1 YEAR                               INCEPTION
                                 (ACTUAL)    (ACTUAL)    3 YEARS    5 YEARS    15 DECEMBER 1998
-----------------------------------------------------------------------------------------------
Fund                                -1.85%       5.64%     10.73%    -10.83%               1.92%

BENCHMARK INDEX:
S&P 500                             -0.81%       6.31%      8.25%     -2.37%               1.89%
NASDAQ Composite                    -5.12%       1.10%     12.58%    -11.91%               0.73%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com. THE FUND IMPOSES A 1% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Global Innovators Fund in the first six months of 2005 produced a return of -1.85%. This compares favourably to the return of the NASDAQ Index of -5.12%, but is a little below the return for the S&P500 Index of -0.81%. It is pleasing to note that the total return since launch continues to exceed that of BOTH its benchmark indices which is of course our longer term aim.

2. ACTIVITY

The period under review saw a small increase in the weighting of the portfolio towards internet stocks which we had previously reduced on valuation grounds and the addition of the one oil stock in the universe given the strong outlook for energy prices.

To achieve this we bought Ameritrade, BP, Amazon, and Apple Computer and we sold News Corporation, and Sabre Holdings to make room for these. In the event Ameritrade was then later sold after takeover speculation caused a sharp rise in its stock price.

In addition other holdings were trimmed or added to bring them to equal weighted positions and the holdings in Honda, Toyota, American International Group, Microsoft, Citigroup, Vodafone and Pfizer were halved, and now represent half a unit each. Our thinking here was that these are very large companies and whilst they do meet our criteria of being in the old Wired 40 universe we want to increasingly emphasize companies that are of a size that have the scope to grow much faster than the broad economy for an extended period of time.

3. PORTFOLIO POSITION

The Portfolio now consists of 29 holdings.

The portfolio on the 30 June, by our calculations, had a PER (2005) of 16.0X (very similar to the S&P500 at 30th June of 16.3X) with earnings which are projected to grow by 11% in 2005 (23% in the US and flat for non US companies where 2005 earnings' growth has been hit at Samsung and Sony). Furthermore the stocks held by the portfolio were at that date on average 27% undervalued versus the market when we applied our discounted cash flow model to the individual constituents.

The better performing holdings have been Cemex, Taiwan Semiconductors, Samsung, Nvidia and Cable & Wireless. The worst performing holdings have been Toyota, Sun Microsystems, Checkpoint, and Acxiom.

The most notable changes have been the increase in the exposure to computer, brought about by the purchase of Apple Computer, and the increase in exposure to the internet with the purchase of Amazon. The purchase of BP has also given the fund an exposure to oil. There has been a decrease in exposure to Media with the sale of News Corp and a decrease in exposure to auto manufacturers, brought about by the halving of the holdings of Honda and Toyota.

Geographically, there has been a reduction in the Japan and Australia exposure and an increase particularly in exposure to the UK and the US.

GLOBAL INNOVATORS FUND

4. INVESTMENT APPROACH

In managing the Global Innovators Fund we seek companies that exhibit New Economy characteristics using stocks that are in or have once been in the Wired 40 as our starting point. We pay close attention to four factors in screening all stocks considered for purchase. These four factors are: (a) value, meaning a disciplined quantitative methodology used to rank all companies on similar basis projecting their internal cash flows using consensus forecast and historic trend data and applying a common overall market determined discount rate to imply fair value and compare this to actual price); (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics);
(c) improving results (1 and 3 month earnings estimates revisions); and (d) good recent market price performance (looking particularly for above trend momentum and rising volatility). This screening approach is supported by appropriate due diligence both on the quality of the quantitative inputs to the screening process, and of a more traditional form. Also top down "thematic" judgements will be used in the process of evaluating potential Fund purchases and a regular sell discipline involving review of large movers in the portfolio is also employed.

We hope that over the months and years to come investors will find their faith in our fund management and in the prospects for this fund with its focus on the future in particular should be rewarded.


/s/ Tim Guinness

Tim Guinness                                                      05 AUGUST 2005

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

PER - Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

THE FUND INVESTS IN FOREIGN SECURITIES WHICH WILL INVOLVE GREATER VOLATILITY, POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT JUNE 30, 2005 (UNAUDITED)
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:                                         29
Portfolio Turnover:                                               19.5%
% of Stocks in Top 10:                                            43.1%

FUND MANAGERS:

Timothy W.N. Guinness;
Edmund Harriss

TOP 10 HOLDINGS (% OF NET ASSETS)

Cable & Wireless Plc                                               4.8%
Cemex SA de CV                                                     4.6%
Taiwan Semiconductor                                               4.5%
State Street Corp                                                  4.3%
L-3 Communications Holdings, Inc.                                  4.3%
Nokia Corp                                                         4.2%
Nvidia Corp                                                        4.2%
BP PLC SPONS ADR                                                   4.1%
Oracle Corp                                                        4.1%
First Data Corp                                                    4.0%

TOP 5 COUNTRIES (% OF NET ASSETS)

United States                                                     63.9%
United Kingdom                                                     9.7%
Mexico                                                             4.6%
Taiwan                                                             4.5%
Finland                                                            4.2%

SECTOR BREAKDOWN (% OF INVESTMENTS)

Software                                                          13.9%
Computers                                                         12.0%
Telecommunications                                                11.2%
Semiconductors                                                     8.9%
Internet                                                           7.4%
Building Materials                                                 4.7%
Aerospace/Defense                                                  4.4%
Banks                                                              4.4%
Oil&Gas                                                            4.2%
Retail                                                             4.0%
Advertising                                                        3.8%
Electronics                                                        3.8%
Auto Manufacturers                                                 3.8%
Home Furnishings                                                   3.7%
Iron/Steel                                                         3.4%
Insurance                                                          2.3%
Pharmaceuticals                                                    2.1%
Diversified Finan Serv                                             2.0%

SCHEDULE OF INVESTMENTS IN SECURITIES
AT JUNE 30, 2005 (UNAUDITED)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

SHARES       COMMON STOCKS: 97.8%                                                                 VALUE
ADVERTISING AGENCIES: 3.8%

    26,470   WPP Group Plc                                                                    $   1,351,293
                                                                                              -------------

AEROSPACE/DEFENSE: 4.3%

    20,000   L-3 Communications Holdings, Inc.                                                    1,531,600
                                                                                              -------------

AUTO MANUFACTURERS: 3.7%

    27,600   Honda Motor Company ADR                                                                679,236
     9,200   Toyota Motor Corp.                                                                     657,708
                                                                                              -------------
                                                                                                  1,336,944
                                                                                              -------------

BLAST FURN/MILL: 3.3%

    25,900   Nucor Corp.                                                                          1,181,558
                                                                                              -------------

COMMERCIAL BANKS: 6.3%

    15,600   Citigroup, Inc.                                                                        721,188
    32,374   State Street Corp.                                                                   1,562,045
                                                                                              -------------
                                                                                                  2,283,233
                                                                                              -------------

COMMUNICATIONS EQUIPMENT: 4.2%

    91,742   Nokia Corp.                                                                          1,526,587
                                                                                              -------------

COMPUTER INTEGRATED SYSTEMS DESIGN: 3.8%

   368,090   Sun Microsystems, Inc.*                                                              1,372,976
                                                                                              -------------

COMPUTER RELATED SERVICES: 3.5%

    59,400   Acxiom Corp.                                                                         1,240,272
                                                                                              -------------

DATA PROCESSING AND PREPARATION: 4.0%

    36,264   First Data Corp.                                                                     1,455,637
                                                                                              -------------

E-COMMERCE/PRODUCTS: 3.7%

    40,700   Amazon.Com, Inc.*                                                                    1,346,356
                                                                                              -------------

ELECTRICAL COMPONENTS & EQUIPMENT: 3.7%

     5,600   Samsung Electronics Co., Ltd.                                                        1,339,800
                                                                                              -------------

ELECTRONIC COMPUTERS: 7.9%

    38,110   Apple Computer, Inc.*                                                                1,402,829
    36,500   Dell, Inc.*                                                                          1,442,115
                                                                                              -------------
                                                                                                  2,844,944
                                                                                              -------------

FIRE, MARINE, AND CASUALTY INSURANCE: 2.3%

    14,105   American International Group, Inc.                                                     819,501
                                                                                              -------------

OIL & GAS PRODUCERS: 4.1%

    23,500   BP Amoco Plc ADR                                                                     1,465,930
                                                                                              -------------

PHARMACEUTICALS: 2.1%

    27,010   Pfizer, Inc.                                                                           744,936
                                                                                              -------------

                 See accompanying Notes to Financial Statements.

SHARES       COMMON STOCKS: 97.8% CONTINUED                                                       VALUE
PREPACKAGED SOFTWARE: 9.6%

    63,500   Check Point Software Technologies, Ltd.*                                         $   1,257,300
    29,228   Microsoft Corp.                                                                        726,023
   110,430   Oracle Corp.*                                                                        1,457,676
                                                                                              -------------
                                                                                                  3,440,999
                                                                                              -------------

RADIO & TV COMMUNICATIONS EQUIPMENT: 3.6%

    37,808   Sony Corp.                                                                           1,302,108
                                                                                              -------------

RADIOTELEPHONE COMMUNICATIONS: 1.9%

    29,460   Lucent Technologies, warrants, Exp 12/10/07*                                            22,684
    27,758   Vodafone Group Plc.                                                                    675,075
                                                                                              -------------
                                                                                                    697,759
                                                                                              -------------

READY-MIXED CONCRETE: 4.6%

    39,136   Cemex SA de CV                                                                       1,660,149
                                                                                              -------------

SEMICONDUCTORS: 8.7%

    56,800   Nvidia Corp.*                                                                        1,517,696
   176,308   Taiwan Semiconductor Manufacturing Co. Ltd.                                          1,607,925
                                                                                              -------------
                                                                                                  3,125,621
                                                                                              -------------

TELECOMMUNICATION SERVICES: 4.8%

   215,500   Cable & Wireless PLC                                                                 1,717,535
                                                                                              -------------

VARIETY STORE: 3.9%

    31,300   Costco Wholesale Corp.                                                               1,402,866
                                                                                              -------------
             TOTAL COMMON STOCKS
              (cost $33,322,138)                                                                 35,188,604
                                                                                              -------------
             TOTAL INVESTMENTS IN SECURITIES
              (cost $33,322,138+): 97.8%                                                         35,188,604
             Other Assets less Liabilities: 2.2%                                                    787,070
                                                                                              -------------
             NET ASSETS: 100.0%                                                               $  35,975,674
                                                                                              =============

* NON-INCOME PRODUCING SECURITY.

                 See accompanying Notes to Financial Statements.

GLOBAL ENERGY FUND FOR THE PERIOD ENDED JUNE 30, 2005

1. PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS

                                                              SINCE
                                 6 MONTHS      1 YEAR       INCEPTION
                                 (ACTUAL)     (ACTUAL)    30 JUNE 2004
----------------------------------------------------------------------
Fund                                31.48%       60.40%          60.40%

BENCHMARK INDEX:
S&P 500                             -0.81%        6.31%           6.31%
MSCI World Energy Index             15.58%*      34.05%*         34.05%*

* Price return, excludes dividends

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. THE FUND IMPOSES A 1% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS.

The Global Energy Fund in the first six months of 2005 produced a total return of 31.48%. This compares favourably to the price return of the MSCI World Energy Index of 15.58%, and is also well ahead of the broad US market which marked time as exemplified by the S&P500 Index's small negative total return of -0.81%.

2. ACTIVITY

The period under review saw relatively modest activity. We switched out of Suncor, one of the two leading oil sands mining companies, into Encana after Suncor announced that 50% of its production was out of action for up to 9 months due to a fire at its upgrader. Encana is a leading Canadian gas exploration and production company and also is the leading company in non mining oil sands activity. We bought and then took a profit on Unocal after Chevron bid for it. We added Tesoro an independent refiner benefiting from higher refining margins especially at the heavy oil "complex" end. And lastly we added OPTI a pure oil sands company which is developing a process to source the energy needed to extract and upgrade oil sands from the oil sands themselves. It is the only core holding which does not have sizeable current production and earnings but we believe the prospective returns from their project could be very substantial indeed. In addition we added three very small holdings in Dragon Oil, Afren and Granby all small caps which were bought for "research" reasons although it goes without saying we expect them to perform too. Afren will give us a better insight to what is happening in West Africa, Dragon likewise in offshore Turkmenistan (in the Caspian); and Granby in what opportunities are emerging in the North Sea from recycled fallow acreage.

3. PORTFOLIO POSITION

The Portfolio now consists of 28 core holdings, each broadly equally weighted, comprising almost 99% of the portfolio (ignoring cash) and six "research" holdings in small cap stocks comprising in aggregate a little over 1%.

The portfolio on the 30 June, by our calculations, had a PER (2005) of 10.8X (which compares with a broad market PER (2005) based on the S&P500 index of 16.3X at that date).

The better performing holdings over the first six months of 2005 have been Canadian Natural Resources, Encana, and Nexen all Canadian stocks, Venture Production a North Sea focussed company, OMV Austria's largest oil company and Petrochina all of which returned over 40%. Whilst it is interesting that none of these were US exploration and production or mid cap integrated companies of which we hold a good number these by and large were also pretty good contributors with seven returning over 30%. The worst performing holdings have been the two larger integrated oil & gas companies we held - Shell and Chevron - as well as one of our emerging market stocks - Repsol - and our only oil service stock Abbot a platform and land drilling company which was hit by problems in one part of its business early in the year.

Sectoral weightings have only changed modestly. The major change was the introduction of some pure refining exposure, deriving from the purchase of Tesoro an independent refiner.

Geographically, there has been a nudging up of the exposure to Canada as the result of increasing our core Canadian holdings from 6 to 7.

4. MARKET BACKGROUND

During the period under review both the oil price and the price of gas strengthened very considerably. The price of West Texas Intermediate (WTI) averaged $51.8 per barrel versus an average of $41.7 in the whole of 2004 and likewise the price of Henry Hub gas averaged $6.68 against $5.80 in 2004. Neither moved in a straight line and WTI, for example, after moving from around $42 to $56 in March corrected to $46.5 before moving up to hit $60 in June. The reasons for this have been widely aired in the press. Put shortly world oil demand growth remains well above the trend of most of the last 30 years fuelled particularly by Asian demand growth, whilst non OPEC supply growth is struggling in the face of the maturing of the traditional non OPEC sources notably North America and the North Sea. OPEC meanwhile is producing at levels nearer to its capacity than for many years. Higher oil and gas prices are in turn boosting the profits of all participants in the oil and gas industry whether pure exploration and production companies, or integrated companies or oil & gas service and equipment companies.

5. OUTLOOK

The key question for investors like ourselves is where do energy prices go from here, and if it is that they will stay around these much higher levels or even rise further will energy companies such as those we own continue to enjoy good and increasing returns as a result.

We are firmly in the camp that believes that we are witnessing a major repricing of fossil fuels that has further to run in the medium term because they are a finite resource and not inexhaustible. World demand growth has real legs as Asia (and then the rest of the undeveloped world) moves down the path of raising its standard of living to developed world levels. We are beginning to approach the point where it will just not be practicable to continue to meet the resulting world demand for energy from fossil fuels alone and that higher prices are the mechanism by which this problem has to be solved.

We further believe that, notwithstanding the risk that some of the potential profits that could arise to oil & gas companies from this will be taken by governments, the future for oil & gas companies over at least the next 30 years is pretty bright. Furthermore it is even better for investors potentially as oil & gas companies are not priced to reflect this rosy future. We obviously also recognise that the oil price is inherently volatile as small amounts of over and under supply can cause large price moves so the adjustment process will not necessarily be smooth.

We hope that over the months and years to come investors will find their faith in our fund management and in the prospects for this fund with its focus on the investing in companies that will flourish in a high and rising energy price world in particular should be rewarded.

/s/ Tim Guinness
Tim Guinness                                                      05 AUGUST 2005

SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF THE FUND'S FUTURE PERFORMANCE AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON RETURNS.

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

PER - Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

THE FUND INVESTS IN FOREIGN SECURITIES WHICH WILL INVOLVE GREATER VOLATILITY, POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT JUNE 30, 2005 (UNAUDITED)
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:                                 36
Portfolio Turnover:                                       23.1%
% of Stocks in Top 10:                                    33.8%

FUND MANAGERS:

Timothy W.N. Guinness;
Edmund Harriss

TOP 10 HOLDINGS (% OF NET ASSETS)

OMV AG                                                     3.6%
Abbot Group Plc                                            3.5%
Royal Dutch Petroleum Co.                                  3.4%
Petroleo Brasileiro SA                                     3.4%
Peabody Energy Corp.                                       3.4%
Petro-Canada                                               3.3%
Canadian Natural Resources Ltd.                            3.3%
Newfield Exploration Co.                                   3.3%
ConocoPhillips                                             3.3%
Andarko Petroleum Corp.                                    3.3%

TOP 5 COUNTRIES (% OF NET ASSETS)

United States                                             45.9%
Canada                                                    22.9%
United Kingdom                                             7.0%
Austria                                                    3.6%
Netherlands                                                3.4%

SECTOR BREAKDOWN (% OF INVESTMENTS)

Oil&Gas                                                   92.4%
Coal                                                       3.6%
Miscellaneous Manufacturer                                 3.7%
Machinery-Diversified                                      0.3%

SCHEDULE OF INVESTMENTS IN SECURITIES
AT JUNE 30, 2005 (UNAUDITED)

GUINNESS ATKINSON GLOBAL ENERGY FUND

SHARES       COMMON STOCKS: 92.8%                                                               VALUE
COAL: 3.3%
     8,990   Peabody Energy Corp.                                                           $     467,840
                                                                                            -------------

DIVERSIFIED MANUFACTURING OPERATIONS: 3.5%
   106,291   Abbot Group Plc                                                                      485,107
                                                                                            -------------

ENERGY: 0.0%
       600   Imperial Energy Corp.*                                                                 3,040
                                                                                            -------------

MACHINERY - GENERAL INDUSTRY: 0.3%
   299,356   Shandong Molong Petroleum Machinery Co. Ltd.                                          38,130
                                                                                            -------------

OIL & GAS: 9.7%
     8,286   Burlington Resources, Inc.                                                           457,719
     8,086   ChevronTexaco Corp.                                                                  452,169
     8,518   Marathon Oil Corp.                                                                   454,606
                                                                                            -------------
                                                                                                1,364,494
                                                                                            -------------

OIL & GAS - FIELD SERVICES: 3.4%
    10,315   Petroleo Brasileiro SA, ADR                                                          474,903
                                                                                            -------------

OIL & GAS EXPLORATION & PRODUCTION: 30.2%
    41,572   Afren PLC*                                                                            26,838
     5,585   Anadarko Petroleum Corp.                                                             458,808
    12,694   Canadian Natural Resources                                                           459,886
     6,085   Canadian Oil Sands Trust                                                             447,325
     8,965   Devon Energy Corp.                                                                   454,346
    31,759   Dragon Oil Plc*                                                                       61,083
    11,446   EnCana Corp.                                                                         451,377
    15,799   Granby Oil & Gas Plc*                                                                 22,949
     6,200   Grey Wolf Exploration, Inc.*                                                          15,885
    11,528   Newfield Exploration Co.*                                                            459,852
    14,549   Nexen, Inc.                                                                          441,611
    20,729   OPTI Canada, Inc.*                                                                   452,451
    66,637   Venture Production, Plc*                                                             441,254
                                                                                            -------------
                                                                                                4,193,665
                                                                                            -------------

OIL & GAS PRODUCERS: 36.0%
     4,251   Amerada Hess Corp.                                                                   452,774
    19,853   Chesapeake Energy Corp.                                                              452,648
     7,998   ConocoPhillips                                                                       459,805
     5,864   Occidental Petroleum Corp.                                                           451,117
     1,144   OMV AG                                                                               498,251
     7,145   Petro-Canada                                                                         464,945
   648,000   Petrochina Co. Ltd.                                                                  479,338
    17,828   Repsol SA                                                                            456,404
     7,330   Royal Dutch Petroleum Co.                                                            478,883
    16,497   Sasol Ltd.                                                                           444,926
    17,088   Shell Canada, Ltd.                                                                   458,589
                                                                                            -------------
                                                                                                5,097,680
                                                                                            -------------

                 See accompanying Notes to Financial Statements.

GLOBAL ENERGY FUND

SHARES       COMMON STOCKS: 92.8% CONTINUED                                                     VALUE
OIL - EXPLORATION & PRODUCTION: 3.2%
     7,019   Apache Corp.                                                                   $     453,427
                                                                                            -------------

OIL REFINING & MARKETING: 3.2%
     9,690   Tesoro Petroleum Corp.                                                               450,779
                                                                                            -------------
             TOTAL COMMON STOCKS
              (cost $11,517,195)                                                               13,029,065
                                                                                            -------------

PRINCIPAL
  AMOUNT     BOND: 0.1%
CORPORATE BOND: 0.1%
$       14   OMV AG, 1.500%, 12/01/08                                                       $       6,562
                                                                                            -------------
             TOTAL BOND
              (cost $5,706)                                                                         6,562
                                                                                            -------------
             TOTAL INVESTMENTS IN SECURITIES
              (cost $11,522,901): 92.9%                                                        13,035,627
             Other Assets less Liabilities: 7.1%                                                  998,947
                                                                                            -------------
             NET ASSETS: 100.0%                                                             $  14,034,574
                                                                                            =============

* NON-INCOME PRODUCING SECURITY.

                 See accompanying Notes to Financial Statements.

                     (This page is Intentionally Left Blank)

STATEMENTS OF ASSETS AND LIABILITIES
AT JUNE 30, 2005 (UNAUDITED)

                                                                   ASIA             CHINA &           GLOBAL            GLOBAL
                                                                   FOCUS           HONG KONG        INNOVATORS          ENERGY
                                                                   FUND              FUND              FUND              FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at cost                           $    20,789,160   $    66,512,128   $    33,322,138   $    11,522,901
                                                             ===============   ===============   ===============   ===============
Investments in securities, at value                          $    31,717,762   $   113,029,165   $    35,188,604   $    13,035,627
Cash                                                                 413,792           343,021           823,904           795,762
Cash denominated in foreign currency (cost of $11,051,
 $53,184, $0, $79,696, respectively)                                  11,183            53,204                --            78,348
Receivables:
 Securities sold                                                          --                --                --            38,719
 Fund shares sold                                                     30,012            59,107               383           316,592
 Due to advisor                                                           --                --                --                --
 Dividends and interest                                              120,384           459,396            96,279             6,104
 Tax Reclaim                                                              --                --             6,802               500
Prepaid expenses                                                      13,536            20,468            11,536            13,941
                                                             ---------------   ---------------   ---------------   ---------------
Total assets                                                      32,306,669       113,964,362        36,127,508        14,285,593
                                                             ---------------   ---------------   ---------------   ---------------
LIABILITIES
Payables:
 Securities purchased                                                     --                --                --           208,211
 Unrealized loss on forward foreign currency contracts                    --                10                --               846
 Fund shares redeemed                                                 23,543           216,839             9,295             8,978
 Due to advisor                                                       39,514            90,957            27,312            16,139
 Accrued administration expense                                       13,637            41,682             1,385             1,624
 Accrued shareholder servicing plan fees                               3,763            15,593                --                --
 Other accrued expenses                                               54,527           105,052            86,137            13,781
 Deferred trustees' compensation                                      16,899            32,479            27,705             1,440
                                                             ---------------   ---------------   ---------------   ---------------
Total liabilities                                                    151,883           502,612           151,834           251,019
                                                             ---------------   ---------------   ---------------   ---------------
NET ASSETS                                                   $    32,154,786   $   113,461,750   $    35,975,674   $    14,034,574
                                                             ===============   ===============   ===============   ===============
NUMBER OF SHARES ISSUED AND OUTSTANDING (unlimited
 shares authorized no par value)                                   2,861,096         5,840,864         2,707,436           699,942
                                                             ===============   ===============   ===============   ===============
NET ASSET VALUE PER SHARE                                    $         11.24   $         19.43   $         13.29   $         20.05
                                                             ===============   ===============   ===============   ===============
COMPONENTS OF NET ASSETS
Paid-in capital                                              $   106,997,423   $   109,973,705   $    81,361,714   $    12,561,629
Undistributed net investment income                                  295,172         1,840,442            41,492             5,844
Accumulated net realized loss on investments
 and foreign currency                                            (86,070,171)      (44,889,779)      (47,293,998)          (44,561)
Net unrealized appreciation (depreciation) on:
 Investments                                                      10,928,602        46,517,037         1,866,466         1,512,726
 Foreign Currency                                                      3,760            20,345                --            (1,064)
                                                             ---------------   ---------------   ---------------   ---------------
Net Assets                                                   $    32,154,786   $   113,461,750   $    35,975,674   $    14,034,574
                                                             ===============   ===============   ===============   ===============

                 See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                   ASIA             CHINA &          GLOBAL            GLOBAL
                                                                   FOCUS           HONG KONG       INNOVATORS          ENERGY
                                                                   FUND              FUND             FUND              FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends*                                                   $       605,187   $     2,110,809   $       357,932   $        41,493
Interest                                                               1,428             5,524               768             2,755
                                                             ---------------   ---------------   ---------------   ---------------
Total income                                                         606,615         2,116,333           358,700            44,248
                                                             ---------------   ---------------   ---------------   ---------------
EXPENSES
Advisory fees (Note 3)                                               157,471           546,815           170,554            23,837
Administration fees (Note 3)                                          34,279           112,389             9,475             9,830
Transfer agent fees                                                   20,742            59,044            54,711            11,180
Custody fees                                                          10,164            26,559             4,965            10,542
Fund accounting fees                                                  19,100            30,449            18,619            21,273
Audit fees                                                             8,300             8,320             8,218             5,414
Legal fees                                                            10,916            36,246            11,649               814
Trustees' fees                                                         9,342            13,715             7,880             3,731
Shareholder servicing plan fees (Note 4)                               7,381            24,254                --                --
Reports to shareholders                                                9,729            23,378            14,175             1,220
Registration expense                                                   9,144             9,805             6,399            10,425
Interest expense                                                         776             1,500             3,946               548
Insurance expense                                                      3,211            11,884             4,414               219
Miscellaneous                                                          1,915             3,820             2,203             1,177
                                                             ---------------   ---------------   ---------------   ---------------
Total expenses                                                       302,470           908,178           317,208           100,209
Plus: Expenses recouped (Note 3)                                       8,973                --                --                --
Less: Fees waived and expenses absorbed (Note 3)                          --                --                --           (61,805)
                                                             ---------------   ---------------   ---------------   ---------------
Net expenses                                                         311,443           908,178           317,208            38,404
                                                             ---------------   ---------------   ---------------   ---------------
Net investment income                                                295,172         1,208,155            41,492             5,844
                                                             ---------------   ---------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY
Net realized gain (loss) on:
 Investments                                                         643,796           826,071         2,069,783           (26,970)
 Foreign currency                                                     (4,973)            7,692                --           (22,705)
Net unrealized gain (loss) on:
 Investments                                                       1,409,707         2,824,513        (2,961,762)        1,381,312
 Foreign currency                                                      1,514            20,309                --              (376)
                                                             ---------------   ---------------   ---------------   ---------------
Net realized and unrealized gain (loss) on investments
 and foreign currency                                              2,050,044         3,678,585          (891,979)        1,331,261
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
 operations                                                  $     2,345,216   $     4,886,740   $      (850,487)  $     1,337,105
                                                             ===============   ===============   ===============   ===============

* NET OF FOREIGN TAX WITHHELD OF $52,411 FOR ASIA FOCUS FUND, $22,533 FOR GLOBAL INNOVATORS FUND AND $2,654 FOR THE GLOBAL ENERGY FUND.

                 See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        ASIA FOCUS FUND
                                                               ----------------------------------
                                                                 SIX MONTHS
                                                                   ENDED           YEAR ENDED
                                                               JUNE 30, 2005*   DECEMBER 31, 2004
                                                               --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)                                   $      295,172   $         186,059
Net realized gain (loss) on:
 Investments                                                          643,796           2,349,444
 Foreign currency                                                      (4,973)            (30,192)
Net unrealized gain (loss) on:
 Investments                                                        1,409,707            (136,100)
 Foreign currency                                                       1,514               2,026
                                                               --------------   -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                2,345,216           2,371,237
                                                               --------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                 --            (172,805)
                                                               --------------   -----------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                  --            (172,805)
                                                               --------------   -----------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                           3,352,303          12,640,796
Proceeds from shares reinvested                                            --             167,123
Cost of shares redeemed                                            (4,160,578)        (20,567,670)
Redemption fee proceeds (Note 3)                                        6,453              11,759
                                                               --------------   -----------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS              (801,822)         (7,747,992)
                                                               --------------   -----------------
Total increase (decrease) in net assets                             1,543,394          (5,549,560)

NET ASSETS
Beginning of period                                                30,611,392          36,160,952
                                                               --------------   -----------------
End of period                                                  $   32,154,786   $      30,611,392
                                                               ==============   =================
Accumulated net investment income                              $      295,172   $              --

CAPITAL SHARE ACTIVITY
Shares sold                                                           301,965           1,291,009
Shares issued on reinvestment                                              --              17,158
Shares issued on merger                                                    --                  --
Shares redeemed                                                      (384,067)         (2,167,957)
                                                               --------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                         (82,102)           (859,790)
                                                               ==============   =================

* UNAUDITED.
# COMMENCEMENT OF OPERATIONS.

                 See accompanying Notes to Financial Statements.

                                                                  CHINA & HONG KONG FUND               GLOBAL INNOVATORS FUND
                                                            ----------------------------------   ----------------------------------
                                                              SIX MONTHS                           SIX MONTHS
                                                                ENDED           YEAR ENDED           ENDED           YEAR ENDED
                                                            JUNE 30, 2005*   DECEMBER 31, 2004   JUNE 30, 2005*   DECEMBER 31, 2004
                                                            --------------   -----------------   --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)                                $    1,208,155   $       1,372,112   $       41,492   $         (76,669)
Net realized gain (loss) on:
 Investments                                                       826,071           1,995,959        2,069,783          (1,351,843)
 Foreign currency                                                    7,692              (1,991)              --                  --
Net unrealized gain (loss) on:
 Investments                                                     2,824,513           7,462,797       (2,961,762)          5,745,903
 Foreign currency                                                   20,309                  35               --                  --
                                                            --------------   -----------------   --------------   -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             4,886,740          10,828,912         (850,487)          4,317,391
                                                            --------------   -----------------   --------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                              --          (1,625,722)              --                  --
                                                            --------------   -----------------   --------------   -----------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                               --          (1,625,722)              --                  --
                                                            --------------   -----------------   --------------   -----------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                        8,323,054          22,166,286          408,303           1,300,643
Proceeds from shares reinvested                                         --           1,584,631               --                  --
Cost of shares redeemed                                        (12,089,076)        (37,199,616)      (5,637,235)        (13,341,802)
Redemption fee proceeds (Note 3)                                    17,278              28,630              215                 772
                                                            --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS         (3,748,744)        (13,420,069)      (5,228,717)        (12,040,387)
                                                            --------------   -----------------   --------------   -----------------
Total increase (decrease) in net assets                          1,137,996          (4,216,879)      (6,079,204)         (7,722,996)

NET ASSETS
Beginning of period                                            112,323,754         116,540,633       42,054,878          49,777,874
                                                            --------------   -----------------   --------------   -----------------
End of period                                               $  113,461,750   $     112,323,754   $   35,975,674   $      42,054,878
                                                            ==============   =================   ==============   =================
Accumulated net investment income                           $    1,840,442   $         632,287   $       41,492   $              --

CAPITAL SHARE ACTIVITY
Shares sold                                                        445,126           1,250,352           31,134             104,942
Shares issued on reinvestment                                           --              89,124               --                  --
Shares issued on merger                                                 --                  --               --                  --
Shares redeemed                                                   (653,643)         (2,222,373)        (430,078)         (1,076,691)
                                                            --------------   -----------------   --------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                     (208,517)           (882,897)        (398,944)           (971,749)
                                                            ==============   =================   ==============   =================

                                                                       GLOBAL ENERGY FUND
                                                               ----------------------------------
                                                                 SIX MONTHS      JUNE 30, 2004#
                                                                   ENDED             THROUGH
                                                               JUNE 30, 2005*   DECEMBER 31, 2004
                                                               --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)                                   $        5,844   $             257
Net realized gain (loss) on:
 Investments                                                          (26,970)              6,917
 Foreign currency                                                     (22,705)             (2,060)
Net unrealized gain (loss) on:
 Investments                                                        1,381,312             131,414
 Foreign currency                                                        (376)               (688)
                                                               --------------   -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                1,337,105             135,840
                                                               --------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                 --                  --
                                                               --------------   -----------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                  --                  --
                                                               --------------   -----------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                          14,795,258           2,199,078
Proceeds from shares reinvested                                            --                  --
Cost of shares redeemed                                            (3,747,042)           (705,921)
Redemption fee proceeds (Note 3)                                       14,514               5,742
                                                               --------------   -----------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS            11,062,730           1,498,899
                                                               --------------   -----------------
Total increase (decrease) in net assets                            12,399,835           1,634,739

NET ASSETS
Beginning of period                                                 1,634,739                  --
                                                               --------------   -----------------
End of period                                                  $   14,034,574   $       1,634,739
                                                               ==============   =================
Accumulated net investment income                              $        5,844   $              --

CAPITAL SHARE ACTIVITY
Shares sold                                                           809,518             157,815
Shares issued on reinvestment                                              --                  --
Shares issued on merger                                                    --                  --
Shares redeemed                                                      (216,742)            (50,649)
                                                               --------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                         592,776             107,166
                                                               ==============   =================

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                  SIX MONTHS                               YEAR ENDED DECEMBER 31,
                                                    ENDED             -----------------------------------------------------------
ASIA FOCUS FUND                                JUNE 30, 2005(1)         2004         2003        2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $          10.40       $   9.51     $   5.80    $   6.18     $   5.16     $   9.51
                                               ----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                              0.10           0.06         0.06       (0.05)        0.01           --
 Net realized and unrealized gain (loss)
  on investments and foreign currency                      0.74           0.89         3.61       (0.37)        1.01        (4.35)
                                               ----------------------------------------------------------------------------------
Total from investment operations                           0.84           0.95         3.67       (0.42)        1.02        (4.35)
                                               ----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 From net investment income                                  --          (0.06)          --          --           --           --
                                               ----------------------------------------------------------------------------------
Total distributions                                          --          (0.06)          --          --           --           --
                                               ----------------------------------------------------------------------------------
Redemption Fee Proceeds                                      --(2)          --(2)      0.04        0.04           --           --
                                               ----------------------------------------------------------------------------------
Net asset value, end of period                 $          11.24       $  10.40     $   9.51    $   5.80     $   6.18     $   5.16
                                               ==================================================================================
Total return                                               8.08%(4)      10.01%       63.97%      (6.15)%      19.77%      (45.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)           $           32.2       $   30.6     $   36.2    $   16.5     $   17.1     $   14.2
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before fees waived/expenses recouped                      1.92%(3)       2.04%        2.16%       2.62%        3.08%        2.67%
 After fees waived/expenses recouped                       1.98%(3)       1.98%        1.95%       1.98%        1.98%        1.98%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
 AVERAGE NET ASSETS:
 Before fees waived/expenses recouped                      1.93%(3)       0.51%        0.75%      (1.26)%      (0.89)%      (0.71)%
 After fees waived/expenses recouped                       1.87%(3)       0.57%        0.96%      (0.62)%       0.21%       (0.02)%
Portfolio turnover rate                                    5.00%(4)      32.41%      114.90%     188.96%       43.91%       61.77%

(1) UNAUDITED.
(2) AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
(3) ANNUALIZED.
(4) NOT ANNUALIZED.

                 See accompanying Notes to Financial Statements.

                                                  SIX MONTHS                               YEAR ENDED DECEMBER 31,
                                                    ENDED             -----------------------------------------------------------
CHINA & HONG KONG FUND                         JUNE 30, 2005(1)         2004         2003        2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $          18.57       $  16.81     $  10.17    $  11.67     $  15.75     $  17.65
                                               ----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                     0.21           0.25         0.20        0.13         0.09         0.05
 Net realized and unrealized gain (loss)
  on investments and foreign currency                      0.65           1.78         6.44       (1.66)       (3.79)       (1.28)
                                               ----------------------------------------------------------------------------------
Total from investment operations                           0.86           2.03         6.64       (1.53)       (3.70)       (1.23)
                                               ----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 From net investment income                                  --          (0.27)          --          --        (0.38)       (0.67)
                                               ----------------------------------------------------------------------------------
Total distributions                                          --          (0.27)          --          --        (0.38)       (0.67)
                                               ----------------------------------------------------------------------------------
Redemption Fee Proceeds                                      --(2)          --(2)        --(2)     0.03           --           --
                                               ----------------------------------------------------------------------------------
Net asset value, end of period                 $          19.43       $  18.57     $  16.81    $  10.17     $  11.67     $  15.75
                                               ==================================================================================
Total return                                               4.63%(4)      12.16%       65.29%     (12.85)%     (23.45)%      (6.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)           $          113.5       $  112.3     $  116.5    $   56.9     $   76.8     $  118.5
RATIO OF EXPENSES TO AVERAGE NET ASSETS                    1.66%(3)       1.67%        1.81%       2.02%        1.85%        1.76%
RATIO OF NET INVESTMENT INCOME TO AVERAGE
 NET ASSETS                                                2.21%(3)       1.26%        2.01%       1.08%        0.56%        0.13%
Portfolio turnover rate                                    3.85%(4)      15.37%       28.57%      60.95%       31.54%       38.83%

(1) UNAUDITED.
(2) AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
(3) ANNUALIZED.
(4) NOT ANNUALIZED.

                 See accompanying Notes to Financial Statements.

                                                  SIX MONTHS                               YEAR ENDED DECEMBER 31,
                                                    ENDED             -----------------------------------------------------------
GLOBAL INNOVATORS FUND                         JUNE 30, 2005(1)         2004         2003        2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $          13.54       $  12.21     $   8.98    $  13.04     $  18.38     $  23.52
                                               ----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                       0.01          (0.02)       (0.08)      (0.08)       (0.14)       (0.19)
 Net realized and unrealized gain (loss)
  on investments                                          (0.26)          1.35         3.31       (3.98)       (5.20)       (3.45)
                                               ----------------------------------------------------------------------------------
Total from investment operations                          (0.25)          1.33         3.23       (4.06)       (5.34)       (3.64)
                                               ----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 From net realized gains                                     --             --           --          --           --        (1.50)
                                               ----------------------------------------------------------------------------------
Total distributions                                          --             --           --          --           --        (1.50)
                                               ----------------------------------------------------------------------------------
Redemption Fee Proceeds                                      --(2)          --(2)        --(2)       --(2)        --          --
                                               ----------------------------------------------------------------------------------
Net asset value, end of period                 $          13.29       $  13.54     $  12.21    $   8.98     $  13.04     $  18.38
                                               ==================================================================================
Total return                                              (1.85)%(4)     10.89%       35.97%     (31.13)%     (29.05)%     (16.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)           $           36.0       $   42.1     $   49.8    $   45.9     $   79.3     $  153.0
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before fees waived                                        1.67%(3)       1.68%        1.76%       2.03%        1.46%        1.23%
 After fees waived                                         1.67%(3)       1.68%        1.56%       1.35%        1.35%        1.24%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET
 ASSETS:
 Before fees waived                                        0.22%(3)      (0.17)%      (0.90)%     (1.34)%      (0.89)%      (0.79)%
 After fees waived                                         0.22%(3)      (0.17)%      (0.70)%     (0.66)%      (0.78)%      (0.80)%
Portfolio turnover rate                                   19.52%(4)      50.57%        0.00%      54.15%       50.03%       27.41%

(1) UNAUDITED.
(2) AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
(3) ANNUALIZED.
(4) NOT ANNUALIZED.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                SIX MONTHS       JUNE 30, 2004(2)
                                                                                  ENDED              THROUGH
                                                                                 JUNE 30,          DECEMBER 31,
GLOBAL ENERGY FUND                                                               2005(1)               2004
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $    15.25       $          12.50
                                                                                ---------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                                         0.01                     --(3)
 Net realized and unrealized gain (loss) on investments and foreign currency          4.77                   2.70
                                                                                ---------------------------------
Total from investment operations                                                      4.78                   2.70
                                                                                ---------------------------------
Redemption fee proceeds                                                               0.02                   0.05
                                                                                ---------------------------------
Net asset value, end of period                                                  $    20.05       $          15.25
                                                                                =================================
Total return                                                                         31.48%(4)              22.00%(4)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (millions)                                            $     14.0       $            1.6
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before fees waived                                                                   3.78%(5)              17.36%(5)
 After fees waived                                                                    1.45%(5)               1.45%(5)
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
 Before fees waived                                                                  (2.11)%(5)            (15.84)%(5)
 After fees waived                                                                    0.22%(5)               0.07%(5)
Portfolio turnover rate                                                              23.10%(4)               9.96%(4)

(1) UNAUDITED.
(2) COMMENCEMENT OF OPERATIONS.
(3) AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
(4) NOT ANNUALIZED.
(5) ANNUALIZED.

                 See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1

ORGANIZATION

Guinness Atkinson Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers four separate series all of whose long-term objective is capital appreciation: Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), and Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), each a "Fund" and collectively, the "Funds". The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, and the Global Energy Fund began operations on June 30, 2004.

NOTE 2

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a principal exchange (U.S. or foreign) or Nasdaq are valued at the official closing price on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

   Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

   Foreign dividend income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses related to the translation of interest income are included in dividend income on the accompanying Statement of Operations.

B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions.

C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E. CONCENTRATION OF RISK. Asia Focus Fund invests substantially all of its assets in the Asian continent. The China & Hong Kong Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

F. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

G. INDEMNIFICATIONS. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

NOTE 3

COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, LLC (the "Advisor") on April 26, 2003, which provided the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Asia Focus Fund                         1.00%
China & Hong Kong Fund                  1.00%
Global Innovators Fund                  0.90% on the first $100 million
                                        0.75% on the next $100 to $500 million and
                                        0.60% on assets over $500 million
Global Energy Fund                      0.90%

The Funds are responsible for their own operating expenses. Effective April 26, 2003, the Advisor has contractually agreed to limit the Funds' total operating expenses by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Asia Focus Fund                         1.98%
China & Hong Kong Fund                  1.98%
Global Innovators Fund                  1.88%
Global Energy Fund                      1.45%

Prior to April 26, 2003, the operating expense limit for the Global Innovators Fund was 1.35% and there was no operating expense limit for the China & Hong Kong Fund.

To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap.

For the six months ended June 30, 2005, the Advisor waived fees and absorbed expenses of $61,805 in the Global Energy Fund. The Advisor recouped expenses of $8,973 from the Asia Focus Fund during the six months ended June 30, 2005.

At June 30, 2005, the Advisor may recapture a portion of the following amounts that has been paid and/or waived on behalf of the Funds no later than the dates as stated below:

FUNDS:                                  DECEMBER 31, 2007    DECEMBER 31, 2008   TOTAL
--------------------------------------------------------------------------------------------
Asia Focus Fund                         $           9,027    $              --   $     9,027
Global Energy Fund                      $          60,587    $          61,805   $   122,392

CONSIDERATION OF THE BOARD IN APPROVING THE CONTINUATION OF THE TRUST'S INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on May 6, 2005, the Board of Trustees (the "Trustees" or the "Board") of Guinness Atkinson Funds (the "Trust") considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Guinness Atkinson Asia Focus Fund ("Asia Focus Fund"), the Guinness Atkinson China & Hong Kong Fund ("China & Hong Kong Fund"), the Guinness Atkinson Global Innovators Fund ("Global Innovators Fund") (each a "Fund), and Guinness Atkinson Asset Management, LLC (the "Adviser").

The investment advisory agreement for the Guinness Atkinson Global Energy Fund (another series of the Trust), which became effective June 30, 2004 and has an initial two year term, will be considered for continuation in 2006.

At the meeting, the Trustees discussed with counsel to the Trust and counsel to the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")), of the Trust (the "Independent Trustees"), their fiduciary duty under the 1940 Act in reviewing the Agreement and their obligation to obtain all information relevant to their consideration thereof. The Board discussed the fees payable by each Fund under the Agreement, the duties of the Trustees under, and the fiduciary standards established by, Section 36(b) of the 1940 Act, the legislative history of the amendments to the 1940 Act, the history of management fee standards and regulations, positions taken thereon by the Securities and Exchange Commission and Congress, the criteria generally considered in evaluating the reasonableness of fees, and lawsuits illustrating the courts' application and interpretation of the applicable fiduciary standards.

The Trustees reviewed information concerning the historical performance of each Fund and each Fund's comparison funds, the annualized expense ratios as a percentage of average net assets of each fund in the comparison group, historical expense ratio comparisons, and certain financial information about the Adviser, including the profitability of the Funds to the Adviser. The Trustees also discussed with counsel to the Trust the comparability criteria for the Funds and the funds comprising the comparison groups.

The Board also discussed the Adviser's profitability and the firm's retention of key personnel.

After the Independent Trustees had met with their counsel in executive session, the full Board made the following determinations with respect to the Funds.

ASIA FOCUS FUND. The Board compared the Asia Focus Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of eight similar mutual funds and considered the fact that the fee was at the median advisory fee of 1.00% for the peer group and slightly higher than the 0.95% average fee. The Board also compared the Fund's total annual expense ratio of 1.98% to the peer group median of 1.50% and the average of 1.56% and considered the fact that the Adviser was willing to waive its fees and reimburse expenses if the Fund's expenses exceeded 1.98% through April 25, 2006. The Board also considered the fact that, at approximately $33 million in assets, the Fund was considerably smaller than all but one of the funds in its peer group, which ranged from approximately $12 million in assets to $908 million, with an average of $356 million. The Board then compared the Fund's performance for the three-months, one-year, three-years and five-years ended March 31, 2005 to that of the peer group for the same periods and considered the fact that the Fund outperformed or equaled the median performance of the peer group of similarly-managed funds for the three month, one-year, three-year and five-year periods.

Having concluded that: (1) the Asia Focus Fund's advisory fees were within the range of fees charged to comparable mutual funds; (2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively small size; (3) the Adviser's willingness to limit the Fund's expense ratio through April 25, 2006 would provide stability to the Fund's expenses during that period; and (4) the Fund had outperformed its peers based on the median performance during the past three and five years; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

CHINA & HONG KONG FUND. The Board compared the China & Hong Kong Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of seven similar mutual funds and considered the fact that the fee was the same as the median advisory fee of 1.00% and the below the average fee of 1.03%. The Board also compared the Fund's total annual expense ratio of 1.67% to the peer group median of 1.73% and the average of 1.75% and considered the fact that the Adviser was willing, through April 25, 2006, to waive its fees or reimburse expenses if the Fund's expense ratio exceeded 1.98%. The Board also considered the fact that, at approximately $109 million in assets, the Fund was the median of the funds in its peer group, which ranged from approximately $19 million in assets to $321 million, with an average of $121 million. The Board then compared the Fund's performance for the one-year, three-years, five-years and ten-years ended March 31, 2005 to that of the peer group for the same periods and considered the fact that the Fund outperformed the median performance of the peer group of similarly-managed funds.

Having concluded that: (1) the China & Hong Kong Fund's advisory fees were within the range of fees charged to comparable mutual funds; (2) the Fund's total expenses were lower than those of its peers; (3) the Adviser's willingness to limit the Fund's expense ratio through April 25, 2006 would provide stability to the Fund's expenses during that period; and (4) the Fund had outperformed its peers during the past one-year, three-years, five-years and ten-years; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

GLOBAL INNOVATORS FUND. The Board compared the Global Innovators Fund's 0.90% annual advisory fee to comparable fees charged to an independently-selected peer group of 14 similar mutual funds and considered the fact that the fee was higher than the peer group's median advisory fee of 0.75% and average fee of 0.77%. The Board also compared the Fund's total annual expense ratio of 1.68% to the peer group median of 1.33% and the average of 1.30% and considered the fact that the Adviser was willing, through April 25, 2006, to waive its fees or reimburse expenses if the Fund's expense ratio exceeded 1.88%. The Board also considered the fact that, at approximately $44 million in assets, the Fund was considerably smaller than the average asset size of $475 million and somewhat smaller than the median of $62 million. The Board then compared the Fund's performance for the three-months, one-year, three-years and five-years ended March 31, 2005 to that of the peer group for the same periods and considered the fact that the Fund outperformed the median and average performance of the peer group of similarly-managed funds for the three-year period.

Having concluded that: (1) the Global Innovators Fund's advisory fees were higher that the median and the average for the range of fees charged to comparable mutual funds; (2) the Fund's total expenses were higher than all but one of the funds in its peer group; and (3) the fact that the Fund had outperformed its peers for only the past three-year period, but lagged its peers for both the median and average for the past five-year period; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Under certain circumstances, a redemption fee of 1-2% will be charged to shareholders of the Funds who redeem shares purchased less than 30 or 90 days prior to redemption.

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. Effective April 30, 2005, the Administrator receives a monthly fee from each Fund at the following annual rates:

FUND                                    ASSET BASED FEE
-----------------------------------------------------------------------------------------------------------
China & Hong Kong Fund                  0.10% on 1st $100 million of average daily net assets
                                        0.05% on next $100 million of average daily net assets
                                        0.03% thereafter.
                                        subject to $40,000 annual minimum.
Asia Focus Fund                         0.10% on 1st $100 million of average daily net assets
                                        0.05% on next $100 million of average daily net assets
                                        0.03% thereafter.
                                        subject to $20,000 annual minimum.
Global Innovators Fund                  0.05% of average daily net assets subject to $20,000 annual minimum
Global Energy Fund                      0.05% of average daily net assets subject to $20,000 annual minimum

Prior to April 30, 2005, each of the Asia Focus Fund and the China & Hong Kong Fund paid the Administrator a monthly fee at the annual rate of 0.25% of its average daily net assets, subject to an annual minimum of $20,000 for the Asia Focus Fund and $40,000 annual minimum for the China & Hong Kong Fund.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

For the period ended June 30, 2005, the change in the value of the phantom share account included unrealized appreciation (depreciation) were as follows:

Asia Focus Fund                         $   2,594

China & Hong Kong Fund                  $     (17)

Global Innovators Fund                  $     (32)

Global Energy Fund                      $    (304)

Certain officers of the Funds are also officers and/or Directors of the Advisor and Administrator. The Trust's Chief Compliance Officer receives an annual fee of $18,000 from the Funds.

NOTE 4

SHAREHOLDER SERVICING PLAN

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares service by shareholder servicing agents who provide administrative and support services to their customers. Currently, only the Asia Focus Fund and the China & Hong Kong Fund imposed this shareholder servicing fee effective April 30, 2005.

NOTE 5

INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities during the six months ended June 30, 2005, excluding short-term investments, to indicate the volume of transactions in each Fund.

FUND                                      PURCHASES         SALES
---------------------------------------------------------------------
Asia Focus Fund                         $   1,571,978   $   2,531,407
China & Hong Kong Fund                      4,249,350       4,360,629
Global Innovators Fund                      7,462,768      13,338,530
Global Energy Fund                         11,315,589       1,274,879

NOTE 6

FORWARD FOREIGN CURRENCY CONTRACTS

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at June 30, 2005 were as follows:

                                                                  CURRENCY
                                                                 RECEIVABLE     DELIVERY  UNREALIZED
FUNDS                                   CURRENCY    AMOUNT     (DELIVERABLE)      DATE       LOSS
----------------------------------------------------------------------------------------------------
China & Hong Kong Fund                    US$     $   53,204      Hong Kong     07/01/05  $      (10)
                                                              Dollar (413,500)
Global Energy Fund                        US$     $   12,284      British       07/01/05  $     (238)
                                                                Pound 6,850
Global Energy Fund                        US$     $  468,063    Euro 469,532    07/01/05  $    4,014
Global Energy Fund                        US$     $  568,063   Euro (469,532)   07/01/05  $   (4,014)
Global Energy Fund                        US$     $   70,305    South Africa    07/01/05  $     (608)
                                                                Rand 469,532
Global Energy Fund                        US$     $      517      Canadian      07/01/05  $       (3)
                                                                Dollar (634)

NOTE 7

TAX MATTERS

As of June 30, 2005, the tax basis of investments were as follows:

                                                                              CHINA &         GLOBAL         GLOBAL
                                                            ASIA FOCUS       HONG KONG      INNOVATORS       ENERGY
                                                               FUND            FUND            FUND           FUND
-----------------------------------------------------------------------------------------------------------------------
Cost of investment for tax purposes                        $  20,789,160   $  66,512,128   $  33,322,138   $  1,522,901
Gross tax unrealized appreciation                             11,337,662      47,841,318       4,461,264      1,524,764
Gross tax unrealized (depreciation)                             (409,061)     (1,324,281)     (2,594,798)       (12,019)
Net tax unrealized appreciation on investment                 10,928,601      46,517,037       1,866,466      1,512,744
Net tax appreciation on derivatives and foreign-currency
denominated assets and liabilities                                 3,760          20,345              --         (1,064)
Net tax unrealized appreciation                            $  10,932,362   $  46,537,382   $   1,866,466   $  1,511,680

As of December 31, 2004, the following funds have capital loss carryforwards available to offset future realized capital gains:

                                                                              CHINA &         GLOBAL         GLOBAL
                                                            ASIA FOCUS       HONG KONG      INNOVATORS       ENERGY
CAPITAL LOSSES EXPIRING IN:                                    FUND            FUND            FUND           FUND
----------------------------------------------------------------------------------------------------------------------
                2005                                       $ (12,822,714)  $          --   $          --   $        --
                2006                                         (62,854,581)    (31,801,345)             --            --
                2007                                          (7,599,516)             --              --            --
                2008                                                  --              --      (1,603,620)           --
                2009                                          (2,794,130)             --     (17,621,884)           --
                2010                                            (638,053)     (3,556,242)    (19,915,748)           --
                2011                                                  --     (10,213,093)     (8,376,172)           --
                2012                                                  --              --      (1,846,357)           --
               Total                                         (86,708,994)    (45,570,680)    (49,363,781)           --

For the China & Hong Kong Fund ($3,332,384) of the ($10,213,093) capital loss carryforward expiring in 2011 was acquired in the reorganization with the Mainland China Fund.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING PROCEDURES

The Advisor of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORDS

Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 915-6565.

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                        POSITION(S)                                                      FUND COMPLEX
    NAME, ADDRESS,       HELD WITH                  PRINCIPAL OCCUPATION(S) DURING THE    OVERSEEN BY       OTHER DIRECTORSHIPS
       AND AGE            TRUSTS     DATE ELECTED+             PAST 5 YEARS                 TRUSTEE           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Timothy W.N.            Trustee      August 1998    Chairman of Guinness Asset          4 Guinness       Investec Global Strategy
Guinness                                            Management Ltd., investment         Atkinson Funds   Fund Limited, Investec
19 Lord North Street                                adviser in London, since 2003.                       International Accumulation
London, SWIP 3LD                                    Chairman/CIO of Guinness Atkinson,                   Fund Limited, Investec
U.K.                                                since November 2002. Joint                           Select Funds Plc, Investec
(58)                                                Chairman of Investec Asset                           High Income Trust Plc, SR
                                                    Management Ltd. September 1998 to                    Europe Investment Trust
                                                    March 2003.                                          Plc. Atlantis Japan Growth
                                                                                                         Fund Ltd., New Boathouse
                                                                                                         Capital Ltd. Guinness
                                                                                                         Asset Management Ltd.

James I. Fordwood*      Trustee      April 1994     CFO and Managing Member of Prima    4 Guinness       J.L. Energy, Inc.,
21550 Oxnard Street,                                Marketing LLC (network of           Atkinson Funds   Intoil, Inc., Fior
Suite 750                                           convenience stores)                                  D'Italia.
Woodland Hills, CA
91367
(58)

Dr. Gunter Dufey*       Trustee      April 1994     Pacific International Business      4 Guinness       Independent director, four
21550 Oxnard Street,                                Associates, a consulting firm in    Atkinson Funds   subsidiaries of GMAC in
Suite 750                                           Singapore since 2002. Professor                      the United States and
Woodland Hills, CA                                  (em.) of MBS at The University of                    Canada.
91367                                               Michigan, where he served from
(65)                                                1968-2002.

Dr. Bret A. Herscher*   Trustee      April 1994     President of Pacific Consultants,   4 Guinness       Strawberry Tree Inc.
21550 Oxnard Street,                                a technical and technology          Atkinson Funds
Suite 750                                           management consulting company
Woodland Hills, CA                                  serving the Electronic industry
91367                                               and venture capital community that
(45)                                                he co-founded.

J. Brooks Reece, Jr.*   Trustee      April 1994     Vice President of Adcole Corp. a    4 Guinness       Adcole Far East Ltd.
21550 Oxnard Street,                                manufacturer of precision           Atkinson Funds
Suite 750                                           measuring machines and sun angle
Woodland Hills, CA                                  sensors for space satellites.
91367
(58)

----------
*  Not an "interested person", as defined in the 1940 Act of the Funds.
+ Trustees and officers of the Fund serve until their resignation, removal or retirement.

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                        POSITION(S)                                                      FUND COMPLEX
    NAME, ADDRESS,       HELD WITH                  PRINCIPAL OCCUPATION(S) DURING THE    OVERSEEN BY       OTHER DIRECTORSHIPS
       AND AGE            TRUSTS     DATE ELECTED+             PAST 5 YEARS                 TRUSTEE           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Jim Atkinson            President    April 2003     Chief Executive Officer and         N/A              N/A
21550 Oxnard Street,                                Director of Guinness Atkinson
Suite 750                                           since November 2002. Principal of
Woodland Hills, CA                                  ORBIS Marketing, a mutual fund
91367                                               marketing and advertising firm
(48)                                                since November 2001. President of
                                                    MAXfunds.com from September 2000
                                                    to March 2001. Managing Director
                                                    of Guinness Flight Global Asset
                                                    Management US (1993-2000).

Rita Dam                Treasurer    November 2004  Vice President, U.S. Bancorp Fund   N/A              N/A
2020 E. Financial Way,  and                         Services, LLC. since July 2001.
Suite 100               Secretary                   Vice President of the Investment
Glendora, CA                                        Company Administration LLC
91741                                               (1994-July 2001).
(39)

Max Rottersman          Chief        September      President of Fund Forensics since   N/A              N/A
9 Mink Drive            Compliance   2004           2004. Principal of
Hanover, NH             Officer                     ReportsAutomation.com, specialists
03755                                               in financial data mining and
(44)                                                reporting from 2000-2004.

----------
+ Trustees and officers of the Fund serve until their resignation, removal or retirement.

GUINNESS ATKINSON FUNDS INFORMATION

BOARD OF TRUSTEES                                CONTACT GUINNESS ATKINSON FUNDS

J. Brooks Reece, Jr., Chairman                                      P.O. Box 701
Dr. Gunter Dufey                                        Milwaukee, WI 53201-0701
James I. Fordwood                             Shareholder Services: 800-915-6566
Timothy W.N. Guinness                           Literature Request: 800-915-6565
Dr. Bret A. Herscher                                    Website: www.gafunds.com
                                                         Email: mail@gafunds.com

GUINNESS ATKINSON FUNDS

FUND                                       CUSIP       TICKER      FUND#
------------------------------------------------------------------------
Asia Focus Fund                         402031 10 8     IASMX       1096
China & Hong Kong Fund                  402031 20 7     ICHKX       1094
Global Innovators Fund                  402031 30 6     IWIRX       1095
Global Energy Fund                      402031 40 5     GAGEX       1098

Quasar Distributors, LLC distributors, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

                                                                 www.gafunds.com

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Not applicable.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant) Guinness Atkinson Funds
                  ----------------------------------

     By (Signature and Title)    /s/ James J. Atkinson, Jr.
                             ---------------------------------------------------
                                   James J. Atkinson, Jr., President

     Date   September 7, 2005
         ----------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*   /s/ James J. Atkinson, Jr.
                             ---------------------------------------------------
                                   James J. Atkinson, Jr., President

     Date   September 7, 2005
          --------------------

     By (Signature and Title)*   /s/ Rita Dam
                             --------------------------------------------
                                   Rita Dam, Treasurer

     Date September 7, 2005
          ------------------

* Print the name and title of each signing officer under his or her signature.